Exhibit 99.1

First Quarter 2015 Conference Call May 14, 2015 5950 Sherry Lane Dallas, TX One & Two BriarLake Plaza Houston, TX

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should”, “objectives”, “strategies,” “goals,” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; the availability of cash flow from operating activities to fund distributions and capital expenditures; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; our ability to strategically acquire or dispose of assets on favorable terms, or at all; our level of debt and the terms and limitations imposed on us by our debt agreements; our ability to retain our executive officers and other key personnel; conflicts of interest and competing demands faced by certain of our directors; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, as filed with the Securities and Exchange Commission. Forward-Looking Statements

Forward-Looking Statements CoStar Disclaimer The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

2015 Key Areas of Focus Continue to recycle capital into target growth markets Further strengthen the balance sheet to position the Company for an investment grade rating Continue to increase portfolio occupancy Dispose of remaining properties outside target growth markets Internalize administrative services and property management Reinstate stockholder distribution Sold five properties for approximately $322 million during first four months of 2015, exiting two markets Actively pursuing strategic investments similar to our 5950 Sherry Lane property, acquired December 2014 Reduced debt maturing in 2015 from $291 million at December 31, 2014 to $48 million as of May 14, 2015 Increased occupancy from 88.0% at December 31, 2014 to 88.4% at March 31, 2015 Provided notice on April 1, 2015 to Behringer of termination of administrative services and our intent to exercise the property management buyout, both effective June 30, 2015 On April 30, 2015, our board of directors authorized a quarterly distribution of $0.03 per share payable on July 8, 2015 to stockholders of record on June 30, 2015

Sharpened Geographic Focus Target Growth Markets Other Institutional Markets Short-term Value Creation Markets Other NJ OH IL MN CA FL GA KY MD NC PA TN TX CO Properties 31 Total square feet (mm) 10.8 Number of markets 15 NOI breakdown by market Pro forma 3/31/151 1 Based on Q1 2015 NOI pro forma for the disposition of United Plaza (Philadelphia), 1650 Arch (Philadelphia), Fifth Third Center (Cleveland) and Fifth Third Center (Columbus) 2 Other includes Baltimore, Chicago, St. Paul, Cherry Hill and Philadelphia 2 Houston 27% Charlotte 11% Austin 8% Dallas/Fort Worth 6% Nashville 2% Atlanta 1% Washington, D.C. 7% Los Angeles 2% Louisville 6% Tampa 2% Other 28%

Source: Moody’s Analytics; CoStar Portfolio Strategy, as of Q1 2015 Cumulative Total Employment % Change 2015 To 2019 By Metro Area Focused Investment Strategy Forecasted Job Growth (‘15–’20) 10% U.S. Average (excluding target markets) Target markets Strong Forecasted Job Growth In Target Markets Forecasted Population Gain (’15-’20) 4% 17% 14% 13% 13% 12% 11% 5% Austin Dallas/Fort Worth Nashville Houston Atlanta Charlotte Denver 15% 12% 11% 10% 10% 7% 7% Austin Charlotte Atlanta Dallas/Fort Worth Houston Denver Nashville

Leasing Highlights 2015 Year to Date Increased occupancy to 88.4% at March 31, from 88.0% at year end Completed 316,000 square feet of leasing while retaining 74% of expiring space during the first quarter Completed three significant leases subsequent to quarter end: Xerox renewed 150,000 square feet at Woodcrest Corporate Center Disney renewed 113,000 square feet at Buena Vista AmeriCredit extended 185,000 square feet (including expansion) at Burnett Plaza

Pro Forma Debt Maturity Profile1 $51mm to be addressed by refinancing, $211mm by asset sales and $24mm with proceeds from credit facility Mortgage debt Secured bank debt2 $ 1 Based on portfolio and capital structure as of 3/31/15, pro forma for transactional activity pending and completed subsequent to quarter end 2 Credit facility provides financial triggers to convert to unsecured Millions 140 275 $48 $286 $138 $3 $250 $415 0 100 200 300 400 500 600 2015 2016 2017 2018 2019 Thereafter

First Quarter Operating Highlights Sold One & Two Chestnut Place (Worcester, MA) and 250 W. Pratt (Baltimore, MD) for $77.5 million Same store cash NOI was $31.7 million, an increase of $2.1 million, or 7.1%, as compared to first quarter 2014 Diluted MFFO for the quarter was $0.04 per common share, consistent with prior quarter Paid off $168.3 million in loans secured by ten properties that were scheduled to mature in 2015 Effectively fixed the borrowing rate on $275 million for seven years at 3.67% through the use of interest rate swaps

Positioned for Long-Term Success Focused investment strategy High-quality, Class A office portfolio Significant identifiable embedded growth Flexible balance sheet Experienced management team

Playback Information An audio link for a playback of today’s call will be on our website at www.tierreit.com/ir Today’s presentation has been filed with the SEC on Form 8-K and is available on our website at www.tierreit.com/ir under the SEC Filings heading Please check our website for Second Quarter Conference Call details, and sign up at www.tierreit.com/ir for conference call information and other timely communications

Questions Paces West Atlanta, GA The Terrace Austin, TX Burnett Plaza Fort Worth, TX Three Eldridge Place Houston, TX FOUR40 Chicago, IL 5950 Sherry Lane Dallas, TX BriarLake Plaza Houston, TX Bank of America Plaza Charlotte, NC

Playback Information An audio link for a playback of today’s call will be on our website at www.tierreit.com/ir Today’s presentation has been filed with the SEC on Form 8-K and is available on our website at www.tierreit.com/ir under the SEC Filings heading Please check our website for Second Quarter Conference Call details, and sign up at www.tierreit.com/ir for conference call information and other timely communications